AXIS Capital Holdings Limited Investment Portfolio Supplemental Information and Data December 31, 2008 Exhibit 99.3

Cautionary Note on Forward Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private
Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-
looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions.  Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans.  Forward-looking statements contained in this presentation may include, but are not limited to, information regarding measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:
• the occurrence of natural and man-made disasters,
• actual claims exceeding our loss reserves,
• general economic, capital and credit market conditions,
• the failure of any of the loss limitation methods we employ,
• the effects of emerging claims and coverage issues,
• the failure of our cedants to adequately evaluate risks,
• the loss of one or more key executives,
• a decline in our ratings with rating agencies,
• loss of business provided to us by our major brokers,
• changes in accounting policies or practices,
• changes in governmental regulations,
• increased competition,
• changes in the political environment of certain countries in which we operate or underwrite business, and
• fluctuations in interest rates, credit spreads, equity prices and/or currency values.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

A
10%
AAA
21%
US Govt,  Agency,
and Agency
Backed
36%
BBB and lower
6%
Equities
1%
Other
Investments
(Unrated)
4%
AA
5%
Cash Equivalents
17%

Total Cash and Investments
Total Cash and Investments: $10.4 Billion
Total Portfolio Allocation
Total Portfolio Ratings Allocation
Note:  Other investments include hedge funds, CLO equity tranches, credit funds and short duration high yield funds
(As of December  31, 2008)
Equities
1%
Non
AgencyRMBS
3%
State & Municipal
4%
Other Investments
4%
Non Agency
CMBS
7%
Cash Equivalents
17%
ABS
4%
US Govt / Agency
13%
Agency MBS
23%
Foreign Govt
Agency
3%
Corporates
20%

$
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
$220
Pre
2000
2000 2001 2002 2003 2004 2005 2006 2007 2008
AAA AA A
Investment Grade Fixed Income: CMBS
Fair Value ($ in millions)
Net Unrealized Loss ($ in millions)
0%
25%
50%
75%
100%
Pre
2000
2000 2001 2002 2003 2004 2005 2006 2007 2008
AAA AA A
Rating by Vintage (%)
Rating by Vintage ($ in millions)
Vintage AAA AA A Total
2008 $15 $- $- $15
2007 148 - - 148
2006 159 1 4 164
2005 198 - - 199
Other 218 3 4 225
Total $739 $4 $8 $751
Net
Unrealized
Loss $(160) $(6) $(4) $(170)

Key Characteristics
• 98.4% AAA, 96.6% super senior tranches
• 217 securities
• Weighted average life of 4.50 years
• Duration of 3.62
• Book yield is 5.39%
• Average price of 82% of par
(As of December  31, 2008)
Total CMBS: $751 Million
(7% of total portfolio)

CMBS: Detail
Average loan to value of the underlying collateral is 69.1
Average subordination has improved to 26.5% from 24.5% at origination
Current percentage of defeased collateral is 11.2%
Average current collateral delinquency is 1.01%
Asset Class
Amortized
Cost
Net Unrealized
Loss Fair Value
Office $303 $(57) $246
Retail 283 (51) 232
Multifamily 145 (25) 120
Hotel 75 (14) 61
Industrial 41 (8) 33
Mixed Use 18 (3) 15
Self Storage 17 (4) 13
Mobile Home 15 (3) 12
Healthcare 4 (1) 3
Other 20 (4) 16
Total $921 $(170) $751

Years to Maturity
Amortized
Cost
Net Unrealized
Loss Fair Value
< 2 $234 $(15) $219
2.1 – 3 49 (7) 42
3.1 – 4 72 (14) 58
4.1 – 5 49 (7) 43
5.1 – 7 253 (57) 196
7.1 – 10 263 (70) 194
Total $921 $(170) $751
Collateral Property Type ($ in millions)
Maturity Detail ($ in millions)
(As of December  31, 2008)

Investment Grade Fixed Income:  RMBS
Non- Agency
RMBS
13%
Agency RMBS
87%
• Non-Agency RMBS have an amortized cost
of $453 million with net unrealized loss of
$95 million
• This sector includes prime, Alt-A and
subprime collateral.
• Non-Agency RMBS is 96.7%  AAA-rated as
detailed on the following slides
Total Agency and Non-Agency RMBS: $2.7 Billion
(26% of total portfolio)
• Agency RMBS are primarily
pass-through securities issued
by the Federal Home Loan
Mortgage Corporation, Federal
National Mortgage
Association, and the
Government National Mortgage
Association.
• These securities have an
amortized cost of  $2.3 billion
with an  unrealized gain of
$70 million.
(As of December  31, 2008)

$140
$120
$100
$80
$60
$40
$20
$
Fair Value ($ in millions)
Pre 2000
2000
2001
2002
2003
2004
2005
2006
2007
AAA
AA
A
BBB and lower

100%
75%
50%
25%
0%
Pre 2000
2000
2001
2002
2003
2004
2005
2006
2007
AAA
AA
A
BBB and lower

Non-Agency RMBS: Detail
Fair Value ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
Vintage AAA AA A BBB and lower Total
2007 $36 $- $- $1 $37
2006 43 1 2 1 47
2005 116 - - - 116
2004 57 - - 1 58
Other 96 4 - - 100
Total $347 $6 $2 $4 $359
Net
Unrealized $(91) $(2) $(2) $(1) $(95)
Net Unrealized Loss ($ in millions)

Key Characteristics
• 96.7% AAA
• 174 securities
• Weighted average life of 3.1 years
• Book yield is 6.08%
• Average price of 76% of par
• Duration of 0.29 and convexity of -0.22
• Fair value of Subprime and Alt-A holdings are
$30 million and $102 million respectively
(As of December 31, 2008)

Non-Agency RMBS: Detail (Continued)
Years to Maturity
Amortized
Cost
Net Unrealized
Loss Fair Value
< 2 $79 $(10) $69
2.1 – 3 27 (8) 20
3.1 – 4 99 (22) 78
4.1 – 5 86 (17) 69
5.1 – 7 85 (23) 62
7.1 – 10 47 (8) 39
10 30 (8) 22
Total $454 $(95) $359
Maturity Detail ($ in millions)

• Our Alt-A and Subprime classification is determined by the underlying collateral, a security with any level of Alt-A or Subprime collateral is classified as such even if the collateral is majority prime.
• The average book yield on Alt-A and Subprime is 6.6% and 9.9% respectively.
• The average price of Alt-A and Subprime is 71.4% and 66.6% of par respectively.
(As of December 31, 2008)

Medium-
Term
Notes
*
14%
Financials
50%
Non-
Financials
36%
Investment Grade Fixed Income:  Corporate Debt
Total Corporate Debt: $2.1 Billion
(20% of total portfolio)
Average corporate debt rating of A
Weighted average life of 4.5 years
Duration of 3.1
Book Yield is 5.75%
(As of December  31, 2008)
*Medium-Term Notes provide access to European credit issuances.

Commercial
Finance
2%
Consumer
Finance
3%
Brokerage
9%
Banking
34%
Govt Guaranteed
1%
Insurance
2%
Foreign Banks
22%
Other
4%
Corporate
Finance
19%
FDIC Guaranteed
4%
Investment Grade Corporate Debt: Financials
100%
7%
45%
25%
24%
% of
Amortized
Cost $ in millions
Amortized
Cost
Net
Unrealized
Loss Fair Value
AAA $277 $(4) $273
AA 295 (25) 270
A 524 (51) 473
BBB and lower 80 (21) 59
Total $1,176 $(101) $1,075
Financials by Subsector: $1.1 Billion
(11% of total portfolio)
Financials by Rating

Included in Financials are $98 million of
FDIC guaranteed bonds
The largest direct issuer exposure is
1.0% of total cash and investments
Top 5 Direct Financial Holdings
$ in millions
Amortized
Cost
Net
Unrealized
Loss
Fair
Value
General Electric 105 $           - $                 105 $
JP Morgan Chase 87                (1)                  86
Bank of America 94                (10)                84
Wells Fargo 81                (4)                  77
Citigroup 93                (16)                77
460 $           (31) $             429 $
(As of December 31, 2008)

Investment Grade Corporate Debt: Non-Financials
Technology
5%
Transportation
2%
Other
1%
Natural Gas
2%
Industrial
6%
Communications
22%
Consumer
cyclicals
13%
Consumer Non
cyclicals
20%
Electric
15%
Energy
14%
100%
2%
5%
1%
2%
6%
14%
15%
20%
13%
22%
% of
Amortized
Cost $ in millions
Amortized
Cost
Net
Unrealized
Gain/(Loss)
Fair
Value
Communications $171 $(5) $166
Consumer cyclicals 102 (6) 95
Consumer Non cyclicals 151 - 151
Electric 121 (5) 116
Energy 107 (4) 102
Industrial 50 (1) 48
Natural gas 20 (3) 17
REIT 7 (2) 5
Technology 39 1 40
Transportation 13 (1) 12
Total $781 $(27) $754
100%
40%
48%
8%
4%
% of
Amortized
Cost $ in millions
Amortized
Cost
Net
Unrealized
Gain/(Loss)
Fair
Value
AAA $ 28 $(1) $ 27
AA 69 1 70
A 380 (7) 373
BBB 304 (21) 282
Total $781 $ (27) $ 754
Non-Financial Corporates By Subsector: $754 Million
(7% of total portfolio)

Non Financials by Rating
$ in millions
Amortized
Cost
Net
Unrealized
Gain/(Loss)
Fair
Value
Verizon Communications 42 $          1 $               43 $
AT&T Inc              34             -                   34
Procter & Gamble 32             1                   33
Time Warner Inc       31             (2)                  29
Comcast Corporation   24             (1)                  23
163 $        (1) $              161 $
Top 5 Direct Non-Financial Holdings
(As of December 31, 2008)

ABS
12%
Corporate &
Sovereign
52%
Financials
36%

USA
6%
France
7%
Germany
9%
Netherland
s
9%
Other
34%
Spain
4%
Australia
4%
Korea
5%
Italy
5%
UK
17%
Investment Grade Corporate Debt:
Medium-Term Notes
Credit issuances accessed via medium-term notes which employ leverage
Investment results driven by changes in credit spreads – interest rate risk is hedged
Average yield of medium-term notes is Libor+243bps
Fair Value by Country
AAA/AA
26%
BB&
Below
1%
BBB
29%
A
44%
$287
Fair
Value
2.8%
% of
Total
Portfolio $ in millions
Amortized
Cost
Net
Unrealized
Loss
Medium-Term Notes $618 $(331)
Fair Value by Rating
Fair Value by Sector
(As of December 31, 2008)

Investment Grade Fixed Income: ABS
Home equity and
home
improvement
8%
Equipment
1%
Credit card
29%
CDO
3%
CLO - debt
tranches
9%
Auto ABS
30%
Other ABS
20%
100%
8%
8%
2%
82%
% of
Amortized
Cost $ in millions
Amortized
Cost
Net
Unrealized
Loss
Fair
Value
AAA $355 $(29) $326
AA 9 (1) 8
A 35 (10) 25
BBB and lower 34 (12) 22
Total $433 $(52) $381
100%
19%
9%
1%
27%
3%
12%
28%
% of
Amortized
Cost $ in millions
Amortized
Cost
Net
Unrealized
Loss
Fair
Value
Auto ABS $122 $(5) $117
CLO –debt
tranches 53 (18) 35
CDO 15 (4) 11
Credit card 119 (9) 110
Equipment 4 - 4
Home equity and
home improvement 38 (9) 29
Other ABS 82 (6) 76
Total $433 $(52) $381

Key Characteristics
• 82% AAA
• 143 securities
• Weighted average life of 3.54 years
• Duration of 0.63
• Book yield is 5.55%
• Average price of 90% of par
ABS by Subsector: $381 Million
(4% of total portfolio)
(As of December 31, 2008)

ABS: Detail
100%
2%
17%
5%
10%
11%
8%
47%
% of
Amortized
Cost Years to Maturity
Amortized
Cost
Net
Unrealized
Loss Fair Value
< 2 $206 $(12) $194
2.1 – 3 35 (4) 31
3.1 – 4 46 (8) 39
4.1 – 5 41 (11) 30
5.1 – 7 20 (5) 14
7.1 – 10 75 (10) 65
>10 9 (2) 8
Total $433 ($52) $381

100%
2%
7%
18%
23%
25%
25%
% of
Amortized
Cost Asset Class Amortized Cost Fair Value
Vintage
2008 $110 $102
2007 109 98
2006 98 91
2005 79 60
2004 29 23
Pre 2004 8 7
Total $433 $381
Maturity Detail – All ABS ($ in millions)
Vintage Detail – All ABS ($ in millions)
(As of December  31, 2008)

Other Investments Overview
CLO - equity tranches
20%
Credit funds
21%
Short duration high yield
fund
8%
Hedge funds
51%
Total Other Investments: $492 million
(4% of total portfolio)
(As of December  31, 2008)

Net Unrealized Gain / (Loss) Summary
$ in millions
Amortized Cost Net Unrealized Loss Fair Value
Fixed maturities $8,672
$(659) $8,013
Equities 164
(57) 107
Total $8,836 $(716) $8,120
-$60
-$27
-$52
$8
$30
-$79
-$170
-$47
-$95
-$21
-$36
-$57
-$25
-$85
-$284
-$459
$11
$16
-$14
$6
$70
$26
-$5
$38
US GOVT / AGENCY
STATE & MUNICIPAL
AGENCY MBS
FOREIGN GOVT AGENCY
CORPORATES
EQUITIES
NON-AGENCY RMBS
NON-AGENCY CMBS
ABS
Dec 2007                              Jun 2008            Sep 2008                                 Dec 2008
100
0
-100
-200
-300
-400
-500
-600
-700
-800

(As of December 31,  2008)